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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 5, 1998


                                  LYCOS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   0-27830                 04-3277338
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      (State or other           (Commission File            (IRS Employer
      jurisdiction of                Number)            Identification Number)
incorporation or organization)


          400-2 Totten Pond Road
                Waltham, MA                            02451
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          (Address of principal                     (Zip Code)
            executive offices)



       Registrant's telephone number, including area code (781) 370-2700
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Item 2.  Acquisition or Disposition of Assets.
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     On October 5, 1998, Lycos, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Agreement") by and among the Company, BF Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("BF"), Wired Ventures, a Delaware corporation ("Wired"), and certain shareholders of Wired providing for the merger of BF with and into Wired (the "Merger"). The Agreement was amended and restated on November 25, 1998 and on May 26, 1999. On June 30, 1999, the Company completed the closing of the Merger, and Wired became a wholly-owned subsidiary of the Company.

     In the Merger, all outstanding shares of Common Stock and Preferred Stock of Wired and warrants to purchase Preferred Stock of Wired and cash of Wired were converted into an aggregate of 3,095,879 shares of Common Stock, par value $.01 per share, of the Company (the "Lycos Common Stock"), and all outstanding options to purchase Common Stock of Wired were assumed by the Company and became options to purchase an aggregate of 545 shares of Lycos Common Stock. The shares of Common Stock issued in the Merger have been registered on a Registration Statement filed by the Company.

     Under the terms of the Agreement and related Escrow Agreement dated June 30, 1999, an aggregate of up to 221,835 shares of Lycos Common Stock or a portion of the proceeds from the sale of such shares will be held in escrow for the purpose of indemnifying the Company against certain liabilities of Wired and its stockholders. The escrow will expire on the first anniversary of the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)  Financial Statements of Business Acquired

              The following Financial Statements of Wired Ventures, Inc. are filed as Exhibit 20.1 hereto:

              Independent Auditors' Report

              Consolidated Balance Sheets as of December 31, 1997 and 1998 and as of March 31, 1999 (unaudited)

              Consolidated Statements of Operations and Comprehensive Income
              (Loss) for the fiscal years ended December 31, 1996, 1997 and 1998 and for the three months ended March 31, 1998 (unaudited) and 1999 (unaudited)

              Consolidated Statements of Minority Interest and Stockholders' (Deficit) Equity for the fiscal years ended December 31, 1996, 1997 and 1998.
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              Consolidated Statements of Cash Flows for the fiscal years ended
              December 31, 1996, 1997 and 1998 and for the three months ended March 31, 1998 (unaudited) and 1999 (unaudited)

              Notes to Consolidated Financial Statements

         (b)  Pro Forma Financial Information

              The following Pro Forma Combined Condensed Financial Statements are filed as Exhibit 20.2 hereto:

              Pro Forma Unaudited Combined Condensed Financial Statements Introduction

              Pro Forma Unaudited Combined Condensed Balance Sheet

              Pro Forma Unaudited Combined Condensed Statement of Operations

              Notes to the Pro Forma Unaudited Combined Condensed Financial Information

         (c)  Exhibits

              2.1 Agreement and Plan of Merger dated as of October 5, 1998, and amended and restated as of November 25, 1998, and May 26, 1999, by and among Lycos, Inc., BF Acquisition Corp., Wired Ventures, Inc., and H. William Jesse, Jr., Louis Rossetto, and Paul J. Salem, as Stockholder Representatives.

              20.1 Financial Statements of Wired Ventures, Inc.

              20.2 Pro Forma Unaudited Combined Condensed Financial Statements

              23.1 Consent of KPMG LLP, Independent Auditors

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LYCOS, INC.


Dated:  July 15, 1999          By: /s/ Robert J. Davis
                                   -------------------------------------
                                   Robert J. Davis
                                   President and Chief Executive Officer